____________ ___, 2006

Phoenix India Acquisition Corp.
645 Madison Avenue, 12th Floor
New York, NY 10022
Attn: Ramesh Akella, President and Chief Strategy Officer

Rodman & Renshaw, LLC
1270 Avenue of the Americas, 16th Floor
New York, New York 10017
Attn: Thomas Pinou, CFO

Re:	Initial Public Offering

Gentlemen:

The undersigned stockholder, officer and/or director of Phoenix India Acquisition Corp. (“Company”), in consideration of Rodman & Renshaw, LLC (“Rodman”) entering into a letter of intent (“Letter of Intent”) to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (“Effective Date”) of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. In such event, the undersigned hereby waives any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company, including, without limitation, any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to his Insider Shares (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor that is owed money by the Company for services rendered or products sold but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund. The foregoing section is not for the benefit of any third party creditors of the Company.

Phoenix India Acquisition Corp.
Rodman & Renshaw, LLC
_________ ___, 2006

3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, those opportunities to acquire an operating business the undersigned reasonably believes are suitable for the Company, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Rodman that the business combination is fair to the Company’s stockholders from a financial perspective.

5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any finder’s fee or any other compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the effective date, Phoenix Capital Partners (a “Related Party”), shall be entitled to charge the Company up to $5,000 per month to compensate if for the Company’s use of certain administrative services provided by each Related Party. Related Party and the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

7. The undersigned will escrow his Insider Shares and Insider Warrants 12 months from the date of the consummation of a Business Combination, subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

8. The undersigned agrees to be the [Position with the Company] and a member of the Company’s Board of Directors until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information furnished to the Company and Rodman and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned’s D&O Questionnaire furnished to the Company and Rodman and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

Phoenix India Acquisition Corp.
Rodman & Renshaw, LLC
_________ ___, 2006

(a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any state, federal or foreign jurisdiction;

(b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration in any state, federal or foreign jurisdiction denied, suspended or revoked.

9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as [Position with the Company] and a member of the Company’s Board of Directors.

10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Rodman and its legal representatives or agents (including any investigative search firm retained by Rodman) any information they may have about the undersigned’s background and finances (“Information”), solely for the purposes of the Company’s IPO. Neither Rodman nor its agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

11. As used herein, (i) a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of one or more operating businesses located in India and involved in the knowledge process or business process outsourcing industries selected by the Company; (ii) “Insiders” shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) “Insider Shares” shall mean the 1,562,500 shares of Common Stock of the Company and the shares of Common Stock issuable upon the exercise of the Insiders’ anti-dilution option to purchase up to an additional 230,859 shares of Common Stock upon Rodman’s exercise of its over-allotment option, issued in connection with the Company’s initial capitalization; (iv) “Insider Warrants shall mean the 1,562,500 warrants to purchase Common Stock of the Company, the warrants issuable upon the exercise of the Insiders’ anti-dilution option to purchase up to an additional 230,859 warrants upon Rodman’s exercise of its over-allotment option and all shares of Common Stock underlying such warrants, issued in connection with the Company’s initial capitalization; and (v) “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO.

- signature page immediately follows -

Phoenix India Acquisition Corp.
Rodman & Renshaw, LLC
_________ ___, 2006

Very truly yours,

By:
Raju Panjwani

By:
Ramesh Akella

By:
Shekhar Wadekar

By:
Rohit Phansalkar

Phoenix India Acquisition Corp.
Rodman & Renshaw, LLC
_________ ___, 2006

EXHIBIT A

[Biographical Information]

Phoenix India Acquisition Corp.
Rodman & Renshaw, LLC
_________ ___, 2006

EXHIBIT B

[Director’s and Officers’ Questionnaire]